UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: April 24, 2008

                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Colorado                                            0-29670
--------                                            -------
(State or other jurisdiction of                   (Commission File
     incorporation)                                Number)

                                   84-1491159
                                   ----------
                      (IRS Employer Identification Number)

             10200 W. 44th Ave, Suite 210 E., Wheat Ridge, CO 80033
             ------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (303)-940-2090
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

Release of Claims

On April 24, 2008, Sun River Energy, Inc. ("the Registrant") entered into a Release of Claims with Nova Leasing, LLC ("Nova Leasing").

Nova Leasing holds a $64,000, 6% Promissory Note, dated April 12, 2006, with accrued interest of $8,478 at April 21, 2008 payable by the Registrant ("$64,000 Promissory Note"). The $64,000 Promissory Note is secured by a lease on 640 acres in Natrona County, Wyoming. The $64,000 Promissory Note has a total outstanding balance of $72,478 and was due on September 30, 2007.

In addition, Nova Leasing holds a $6,600,000, 7.5% Promissory Note, dated November 3, 2006, payable by the Registrant ("$6.6 Million Promissory Note"). The $6.6 Million Promissory Note is secured by a lease on 14,000 acres (gross) in Natrona and Converse County, Wyoming in the Powder Basin. At April 21, 2008, the $6.6 Million Promissory Note has accrued interest of $421,167 and a total outstanding balance of $6,162,567. The $6.6 Million Promissory Note had a final payment date of October 15, 2008.

As part of the Release of Claims, the Registrant has agreed to return to Nova Leasing all rights and interests into and/or entitlements to the following leases:

(a) the working interest in and the net revenue interest on the lease totaling 640 acres in Natrona County, Wyoming; and (b) the 85% working interest in and the 80% net revenue interest on certain leases totaling approximately 14,000 acres (gross)
              in Natrona and Converse County Wyoming, in the Powder River Basin.

In exchange for the return of the leases, Nova Leasing has agreed to release the Registrant from its obligations under the $64,000 Promissory Note and the $6.6 Million Promissory Note.

As a result of the Release of Claims, the Registrant has been relieved of debt obligations of approximately $6.2 million. The leases returned to Nova Leasing were recognized on the Registrant's financial statements as assets with a value of approximately $7 million.

Nova Leasing is a shareholder of the Registrant.

                   Section 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.               Description
     -----------               -----------
        10.1        Release of Claims, dated April 24, 2008*
--------------------
*Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           SUN RIVER ENERGY, INC.


                                           By: /s/ Wesley F. Whiting
                                           -------------------------
                                                   Wesley F. Whiting, President


                                            Date: April 24, 2008